United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549


                         -------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): November 17, 2008

                                 CytoGenix, Inc.
             (Exact name of registrant as specified in its charter)



                                     0-26807
                            (Commission File Number)

                Nevada                                        76-0484097
     ----------------------------                         ------------------
     (State or other jurisdiction                          (IRS Employer
         of incorporation)                                Identification No.)

3100 Wilcrest Drive, Suite 140, Houston, Texas              77042
(Address of principal executive offices)                    (Zip Code)

        (713) 789-0070 Registrant's telephone number, including area code


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))






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ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF  DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 14, 2008, the Board of Directors (the "Board") of CytoGenix, Inc. (the "Company") appointed Lex M. Cowsert, PhD as President, Chief Executive Officer and a member of the Company's Board of Directors, effective immediately. Dr. Cowsert, replaces Interim CEO, Randy Moseley, who has served since August 18, 2008 during the Company's search for a permanent CEO. Mr. Moseley will continue to serve as Chairman to the Board and as the Company's Principal Financial Officer.

The Company and Dr. Cowsert entered into a Terms Agreement specifying: a base salary of $10,000/month for six months, subject to adjustments with an option to convert deferred salary to common stock based on a 30 day moving average should the Company not have the funds to pay his salary; a hiring bonus of 500,000 shares of the Company's common stock at a purchase price of $0.001/share; benefits as provided to other officers and directors of the Company; and a housing allowance of $1,600/month for six months. The Company intends to enter into an employment agreement with Dr. Cowsert to memorialize the terms of his employment, which will include the terms of the initial six month term and will provide for an extension for continued employment.

Dr. Cowsert, age 57, is neither related to nor does he have any relationship with any existing member of the Board of Directors or any executive officer of the Company.

A copy of the press release announcing the appointment of Dr. Cowsert as President, Chief Executive Officer and a member of the Board of Directors is attached as Exhibit 99.1 to the Current Report.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits

Exhibit No.               Description
-----------               -----------

99.1 Press release announcing the election of Dr. Lex M. Cowsert as President, Chief Executive Officer and Director

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 18, 2008                 CytoGenix, Inc.

                                  By:  /s/ Randy Moseley
                                  ----------------------------------------------
                                  Principal Financial Officer

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